UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2012

(Exact name of registrant as specified in its charter)

Florida	001-34462	65-0925265
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One North Federal Highway, Boca Raton, Florida		33432
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (561) 362-3435

___________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1ST UNITED BANCORP, INC.

FORM 8-K

CURRENT REPORT

On January 24, 2012, the Board of Directors (the “Board”) of 1st United Bancorp, Inc. (the “Registrant”) implemented a director resignation policy in connection with the Registrant’s current plurality vote standard for director elections. The new policy has been implemented by amending and restating the bylaws (the “Amended and Restated Bylaws”). Corresponding changes were made to the employment agreements of the three executive officers who are members of the Board solely to address the efforts of this new resignation policy. The Registrant’s director resignation policy and the substantive changes contained in the Amended and Restated Bylaws are more fully described below.

Item 5.02. Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On January 24, 2012, the Registrant entered into amended and restated employment agreements (the “Agreements”) with Warren S. Orlando, the Registrant’s Chairman, Rudy E. Schupp, the Registrant’s Chief Executive Officer, and John Marino, the Registrant’s President (each an “Executive” and collectively, the “Executives”). The Agreements were amended to specify that in the event an Executive resigns in accordance with Article I, Section 11 of the Registrant’s Amended and Restated Bylaws, as described more fully in Item 5.03 below, the Executive will be entitled to receive severance benefits unless the Board determines that facts constituting “cause” for termination exist at the time of resignation with respect to such Executive.

The foregoing summary of the Agreements is not complete and is qualified in its entirety by reference to the full text of the Agreements, copies of which are attached as Exhibits 10.1, 10.2, and 10.3 to this Current Report on Form 8-K and are each incorporated by reference herein.

Item 5.03 Amendment of Article of Incorporation or Bylaws; Change in Fiscal Year

(a)

In addition to certain technical amendments, the Amended and Restated Bylaws include the following substantive changes to implement a director resignation policy in connection with its current plurality vote standard for director elections:

Article I, Section 11 was amended to provide that in an uncontested election, if a nominee for director does not receive more votes cast “For” such nominee’s election than votes cast to “Withhold Authority” at any meeting for the election of directors at which a quorum is present, then the director will promptly tender his or her resignation to the Board. The Amended and Restated Bylaws provide that an election is considered “contested”, and thus held under a plurality standard, if there are shareholder nominees for director pursuant to the Registrant’s advance notice provision who are not withdrawn prior to the day immediately preceding the date the Registrant first mails its notice of meeting to the shareholders.

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The Corporate Governance Committee will make a recommendation to the Board as to whether to accept or reject a tendered resignation, or whether other action should be taken. The Board will act on the tendered resignation, taking into account the Corporate Governance Committee’s recommendation, within 120 days from the date of the certification of the election results. The Corporate Governance Committee in making its recommendation, and the Board in making its decision, may each consider any factors or other information that it considers appropriate and relevant. The director who tenders his or her resignation will not participate in the discussions of the Corporate Governance Committee or the decision of the Board with respect to his or her resignation. If a director’s resignation is not accepted by the Board, such director will continue to serve until the next annual meeting and until his or her successor is duly elected, or his or her earlier resignation or removal. If a director’s resignation is accepted by the Board, then the Board, in its sole discretion, may fill any resulting vacancy pursuant to the Bylaws.

To be eligible to be a nominee for election or reelection as a director of the Registrant, a person must deliver (in accordance with the time periods prescribed for delivery of notice under Article I, Section 14) to the Secretary at the principal executive offices of the Registrant a written agreement (in the form provided by the Secretary upon written request) that such person will tender his or her resignation under the circumstances described in Article I, Section 11(d) of the Amended and Restated Bylaws.

The foregoing summary of the Amended and Restated Bylaws is not complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 8.01 Other Events

1st United Bank (the “Bank”), the Registrant’s primary subsidiary, is subject to supervision and examination by the Federal Reserve. The Bank is required to submit to the Federal Deposit Insurance Corporation (the “FDIC”) certain reports entitled “Consolidated Reports of Condition and Income” (each, a “Call Report” and collectively, the “Call Reports”). The Bank’s Call Reports are prepared in accordance with regulatory instructions issued by the Federal Financial Institutions Examination Council and consist of a balance sheet, income statement, changes in equity capital and other supporting schedules as of the end of the period to which each such Call Report relates. The publicly available portions of the Bank’s Call Reports are on file with, and publicly available at, the Federal Deposit Insurance Corporation (the “FDIC”), 550 17th Street, N.W., Washington, D.C. 20429 and on the FDIC’s website at www.fdic.gov. The contents of the FDIC’s Internet website are not incorporated by reference into, and are not otherwise a part of, this Report.

On January 30, 2012, the Bank filed its Call Report for the period ended December 31, 2011. The Registrant anticipates the Call Report will be available on the FDIC’s website on or about February 1, 2012.

The information presented in the Call Report is preliminary and unaudited, filed solely for bank regulatory purposes, and relates only to the Bank, and not to the Registrant on a consolidated basis. Therefore, the results filed in the Call Report are not necessarily indicative of the results of the Registrant. The Registrant expects to file its Form 10-K on or about February 8, 2012.

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Forward Looking Statements.

Statements made or incorporated by reference in this Current Report on Form 8-K, other than those concerning historical financial information, may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are subject to risks and uncertainties. These forward-looking statements include, without limitation, statements regarding the Registrant’s expectation concerning its financial condition, operating results, cash flows, liquidity and capital resources. A discussion of risk, uncertainties and other factors that could cause actual results to differ materially from management’s expectations is set forth under the captions “Business – Note about Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2010, as updated by its subsequent quarterly reports.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Amended and Restated Bylaws, dated as of January 24, 2012.
10.1	Third Amended and Restated Employment Agreement with Warren S. Orlando, dated as of January 24, 2012
10.2	Third Amended and Restated Employment Agreement with Rudy E. Schupp, dated as of January 24, 2012
10.3	Third Amended and Restated Employment Agreement with John Marino, dated as of January 24, 2012

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1ST UNITED BANCORP, INC.

Date:	January 30, 2012	By:	/s/ John Marino
John Marino,
President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Bylaws, dated as of January 24, 2012.
10.1	Third Amended and Restated Employment Agreement with Warren S. Orlando, dated as of January 24, 2012
10.2	Third Amended and Restated Employment Agreement with Rudy E. Schupp, dated as of January 24, 2012
10.3	Third Amended and Restated Employment Agreement with John Marino, dated as of January 24, 2012

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